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                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): March 28, 2002

                             TranSwitch Corporation
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             (Exact name of Registrant as specified in its charter)

                  Three Enterprise Drive, Shelton, Connecticut
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                    (Address of principal executive offices)

                                     06484
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                                   (Zip Code)

                                 (203) 929-8810
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               Registrant's telephone number, including area code

         Delaware                       0-25996                   06-1236189
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(State or other jurisdiction     (Commission File Number)       (IRS Employer
     of Incorporation)                                       Identification No.)

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ITEM 5.   Other Events.
          ------------

     On March 28, 2002, the Company issued a press release, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K. Website addresses in the press release are included only as inactive textual references.

ITEM 7.   Financial Statements and Exhibits.
          ---------------------------------

Exhibit No.    Exhibits
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   99.1        Press Release of the Company dated March 28, 2002.

                                      -2-

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        TRANSWITCH CORPORATION

April 2, 2002                           By: /s/ Peter J. Tallian
                                            -----------------------------------
                                            Peter J. Tallian
                                            Senior Vice President and
                                            Chief Financial Officer


                                      -3-

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                                 Exhibit Index
                                 -------------

Exhibit No.    Description                                             Page No.
----------     -----------                                             -------

   99.1        Press Release of the Company dated March 28, 2002          5